EXHIBIT 10.16

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED BY THE HOLDER NAMED HEREON FOR ITS OWN ACCOUNT FOR INVESTMENT WITH NO INTENTION OF MAKING OR CAUSING TO BE MADE ANY PUBLIC DISTRIBUTION OF ALL OR ANY PORTION THEREOF; AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD OR IN ANY OTHER WAY TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS IN EFFECT AT THAT TIME OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

Warrant No.
           --------
($6,500,000/March, 2003)

                             STOCK PURCHASE WARRANT

                        To Subscribe for Shares of Stock

                                       of

                                 TurboWorx, Inc.

         THIS CERTIFIES THAT, for value received, (the "holder"), is entitled to subscribe for and purchase from TurboWorx, Inc. (the "Company") that number of shares of the Company's equity securities described herein [as defined in
Section 9(a), the "Stock"] calculated in accordance with Section 1 hereof at a price per share calculated in accordance with Section 2 hereof (with adjustments provided for herein, the "Warrant Price") at any time from the date determined in accordance with Section 3 hereof to and including the earlier to occur of (i) March 31, 2009; and (ii) the date on which the Company consummates an initial public offering of its capital stock registered under the Securities Act of 1933, as amended, subject to the terms and conditions stated in this Warrant (the "Warrant").

         This Warrant is one of a series of Stock Purchase Warrants ("Purchase Warrants") issued in conjunction with a financing commenced by the Company in March 2003 consisting of convertible notes issued by the Company (collectively the "Notes") of a maximum amount of $6,500,000.

         1.       NUMBER OF SHARES OF STOCK

         The number of shares of Stock the holder hereof is entitled to subscribe for and purchase from the Company shall be determined by dividing the principal amount of the note $ with which this Warrant was issued by four (4) and dividing the sum so arrived at by the Warrant

Price.

         2.       WARRANT PRICE

         The exercise price per share to be paid to the Company for the Stock to which that holder hereof has the right to subscribe shall be determined by (i) the purchase price per share of equity in the next round of financing raised by the Company if such equity is common stock or debt convertible into common stock, or the purchase price per share of equity in the next round of financing raised by the Company if such equity is Preferred Stock or debt convertible into or with a right to buy Preferred Stock attached, provided however in either case a minimum of $2,000,000 is raised (the "Financing"), or (ii) in the event the Company does not close the Financing by April 1, 2005, $0.15 per share as adjusted as provided herein.

         3.       EXERCISE OF WARRANT

         The rights represented by this Warrant may be exercised by the holder after the earlier to occur of (i) the closing by the Company of the Financing, or (ii) April 1, 2005, in whole or in part by the surrender of this Warrant and delivery of an executed Exercise Notice in the form attached hereto to the Company at its principal office at any time or times within the period specified above, accompanied by payment for the Stock so subscribed for by certified or bank check. In the event of the partial exercise of the rights represented by this Warrant, a new Warrant representing the number of shares as to which this Warrant shall not have been exercised shall be promptly issued to the holder. In any event, such a new Warrant and a certificate or certificates for the Stock purchased shall be delivered by the Company to the holder not later than ten days after payment is made for the purchased Stock.

         4.       VALIDITY OF ISSUE

         The Company warrants and agrees that all shares of Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Stock to provide for the exercise of the rights represented by this Warrant.

         5.       ADJUSTMENTS TO PREVENT DILUTION

         (a) If and whenever the Company shall issue or sell any shares of Stock for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Warrant Price shall be recalculated (and if applicable reduced, but in no event thereby increased) to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (aa) the number of shares of Stock outstanding immediately prior to such issue or sale multiplied by the then existing Warrant Price, and (bb) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of shares of Stock outstanding immediately after such issue or sale.

                  (1) If at any time the Company shall in any manner grant any options or rights to subscribe for or to purchase Stock or securities convertible into Stock ("Convertible Securities") or shall issue or sell any Convertible Securities and the price per share for which Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities [determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options or for the issuance or sale of Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities] shall be less than the Warrant Price in effect immediately prior to the time of the granting of such rights or options or the issuance or sale of such Convertible Securities, then the total maximum number of shares of Stock issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall (as of the date of granting of such rights or options or the issuance or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Warrant Price shall be made upon the actual issue of such Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Stock upon conversion or exchange of such Convertible Securities. Unless a provision of any other paragraph of this
Section 4 controls, if the price per share for which Stock is issuable upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities shall change at any time, the Warrant Price then in effect shall forthwith be adjusted or readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights, options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and (b) the assumption that the remaining outstanding options, rights, or Convertible Securities were originally issued at the time of such change. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustments made upon the issuance or sale of such rights or options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities and (b) the issuance or sale of any such options, rights or Convertible Securities as remain outstanding after said expiration or termination.

                  (2) If the Company shall declare a dividend, or make any further distribution upon any capital stock of the Company, payable in Stock or Convertible Securities, then any Stock or Convertible Securities (as the case may be) issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; and in addition to the adjustment of the Warrant Price required by this Section 4(a), the number of shares of Stock issuable upon exercise of this Warrant shall be proportionately increased so that the holder upon exercise of this Warrant shall be entitled to receive the same number of shares of Stock which it would have received if it had exercised this Warrant in full immediately prior to the date for determining stockholders entitled to receive such dividend or distribution.

                  (3) If any shares of Stock or Convertible Securities or any rights or options to purchase any such Stock or Convertible Securities shall be issued for cash, then the consideration received shall be deemed to be the amount received by the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Stock or Convertible
Securities  or any rights or options to purchase  any such Stock or  Convertible
Securities shall be issued for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

                  (4) If the Company shall take a record of the holders of its Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Stock or in Convertible Securities, or (ii) to subscribe for or purchase Stock or Convertible Securities, then for purposes of this Warrant such record date shall be deemed to be the date of the issue or sale of the shares of Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (b) If the Company shall declare a dividend upon any Stock of the Company payable otherwise than as a cash dividend paid out of current earnings, or in Stock or Convertible Securities, then the Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal to the fair value of the dividend per share of the Stock outstanding at the time of such declaration as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or, if a record is not taken, the date as of which the holders of Stock of record entitled to such dividend are to be determined.

         (c) If the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares, then the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased; and conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable proportionately reduced.

         (d) Except as provided in paragraph (c) of this Section, if any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or of any successor corporation's property  and  assets  to  any  other  corporation  or  corporations  (any  such corporation being included within the meaning of the term "successor corporation") shall be effected, then as a condition of such recapitalization, reclassification, consolidation, merger, or conveyance, lawful and adequate provision shall be made whereby the holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the right represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of shares of such Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such recapitalization, reclassification, consolidation, merger or conveyance not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the warrant price and of the number of shares purchasable upon the exercise of this warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Except as hereinafter provided, the Company shall not effect any consolidation or merger unless prior to the consummation thereof the successor corporation shall assume by written instrument executed and mailed to the holder at its address registered on the books of the Company the obligation to deliver to the holder such shares of stock, securities or assets as, in accordance  with the  foregoing  provisions,  such  holder  may be  entitled  to purchase. Notwithstanding the foregoing, in the event of a merger or consolidation in which the Company is not the surviving entity, if the Company concludes that it will be unable to satisfy the conditions of this paragraph without a material adverse effect on the terms of such proposed transaction, then the Company shall have the option, prior to or contemporaneously with the closing of such merger or consolidation, to purchase the Warrant from the holder at its then fair value, having regard to both the spread between the Warrant Price and the value of the consideration to be received in the transaction and the remaining term of the Warrant. In the event that stock, securities or other assets are issuable or payable as consideration in any such merger or consolidation, then such fair value shall be paid with such stock, securities or other assets. The Company and the holder of the Warrant shall agree on such fair value or, in the event they are unable to agree, shall submit the question of fair value to binding arbitration before a single arbitrator sitting in Shelton, Connecticut, under the commercial rules of the American Arbitration Association (any cost of arbitration to be borne by the Company).

         (e) Upon any adjustment of the Warrant Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at its address registered on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increased or decreased, if any, number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (f) This Section 5 shall not apply to the issuance of Stock, or options therefor, (i) in connection with the Financing, (ii) to officers or employees of, or consultants to, the Company pursuant either to the Company's 2000 Stock Plan, including amendments thereto, or to future stock plans of like kind, all such amendments or plans as approved by a majority of the Board of Directors of the Company and subject to an aggregate cap of 3,500,000 shares as adjusted for splits, combinations, and reclassifications, and (iii) to officers or employees of, or consultants to, the Company pursuant to any agreements for Stock heretofore granted by the Company.

         6.       NOTICE OF REORGANIZATIONS, ETC.

         In case at any time:

         (a) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation; or

         (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in each one or more of said cases, the Company shall give at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company of (i) the date on which the books of the Company shall close or a record shall be taken for purposes of ascertaining which shareholders will be entitled to vote on such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; (ii) the date on which the vote shall be taken concerning such reclassification, reorganization, consolidation, merger, dissolution, liquidation or winding up, as the case may be; and (iii) the date on which such reclassification, liquidation or winding up, as the case may be, is to be effective. Such notice shall also specify the date as of which the holders of Stock of record shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation, or winding up, as the case may be.

         7.       ISSUANCE OF ADDITIONAL STOCK

         The Company shall give to the holder at least the same notice as is provided to the Company's shareholders, by first class mail, postage prepaid, addressed to the holder at its address registered on the books of the Company, of the record date for determining the holders of Stock who shall be granted rights as a class to subscribe for or to purchase, or any options for the purchase of, Stock or Convertible Securities, to the end that the holder may exercise its rights to acquire Stock under this Warrant, by delivery of an executed Exercise Notice in accordance with Section 3 prior to said record date, and may thereby receive the same rights as other holders of Stock on said record date.

         8.       INVESTMENT REPRESENTATION

         The holder by accepting this Warrant represents that the Warrant is acquired for the holder's own account for investment purposes and not with a view to any offering or distribution and that the holder has no present intention of selling or otherwise disposing of the Warrant or the underlying shares of Stock. Upon exercise, the holder will confirm, in respect of securities obtained upon such exercise, that it is acquiring such securities for its own account and not with a view to any offering or distribution in violation of applicable securities laws.

         9.       MISCELLANEOUS

         (a) As used herein the term "Stock" shall mean (i) if the Financing is consummated on or before April 1, 2005, the type of equity securities sold in the Financing; or (ii) if the Financing is not consummated on or before April 1, 2005, the Company's presently authorized Common Stock, $.001 par value, and stock of any other class into which such presently authorized Stock may hereafter be changed. For the purposes of Sections 5, the term "Stock" shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         (b) This Warrant shall not entitle the holder to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and no cash dividend paid out of earnings or surplus or interest shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares which may be subscribed for any purchased hereunder until and unless and except to the extent that the rights represented by this Warrant shall be exercised.

         (c) This Warrant is exchangeable, upon the surrender hereof at the office or agency of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase each number of shares as shall be designated by said holder at the time of such surrender.

         (d) The Purchase Warrants and any terms thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the holders of 50.1% of the Stock issuable upon exercise of the Purchase Warrants. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Connecticut. The descriptive headings of the several sections and paragraphs in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         (e) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section 9(e), be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, cancel this Warrant and pay a sum in cash equal to the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company).

         (f) If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         10.      TRANSFER AND REGISTRATION

         (a) If any proposed transfer, in whole or in part, of this Warrant or the Stock issuable upon exercise of this Warrant might reasonably involve a public offering of the same contrary to the investment representations in
Section 8, the Company may require, as a condition precedent to such transfer, an opinion of counsel, satisfactory to it, that the proposed transfer will not involve a public offering which is required to be registered under the Securities Act of 1933. However, no such requirement shall be imposed during such time as a new registration statement or a post-effective amendment thereof covering the Stock or part thereof being transferred is in effect. Subject to the foregoing, this Warrant and all rights hereunder is transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant duly executed by the holder or its agent or attorney.

         (b) This Warrant and the name and address of the holder have been registered in a Warrant Register that is kept at the principal office of the Company, and the Company may treat the holder so registered as the absolute owner of this Warrant for all purposes.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President and CEO and its corporate seal to be hereunto affixed, and attested by its Vice President of Operations on _____________.


                                               TURBOWORX, INC.

                                               By:
                                                  ------------------------------
                                               Name: Jeffrey C. Augen
                                               Title: President & CEO


Attest:

By:
   ------------------------------
Name: Andrew H. Sherman
Title: Vice President, Operations

                                 EXERCISE NOTICE

TO:  TURBOWORX, INC.


         The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase _____ shares of _____________ stock in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Warrant Price provided in such Warrant.

COMPLETE FOR REGISTRATION OF SHARES ON THE STOCK TRANSFER RECORDS MAINTAINED BY THE COMPANY:


----------------------------------------------------------------
Name of Warrant Holder


----------------------------------------------------------------
Address


----------------------------------------------------------------
Social Security or Federal Identification Number


Signature:
          -------------------------------

Date:
     ------------------------------------

                                   ASSIGNMENT

         FOR VALUE  RECEIVED  ___________________________________  hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of the stock covered thereby set forth hereinbelow, unto

                                                   Social Security
                                                   or Federal            No.
Name of                                            Identification        of
Assignee          Address                          Number                Shares
--------          -------                          ------                ------

























Signature:
            -------------------------------

Address:
            -------------------------------

            -------------------------------

            -------------------------------

Date:
            -------------------------------